UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 2, 2018
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PERSPECTA INC.
(Exact name of Registrant as specified in its charter)
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Nevada	001-38395	82-3141520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15052 Conference Center Drive
Chantilly, Virginia	20151
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code 571-313-6000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2018, Mr. Biggs C. Porter notified Perspecta Inc. (“Perspecta”) of his intent to resign from the Perspecta Board of Directors (the “Board”), effective October 9, 2018.

On October 9, 2018, the Board appointed Mr. Michael E. Ventling to serve as a new director for a term expiring at Perspecta’s 2019 annual meeting of stockholders. At the same time, the Board appointed Mr. Ventling to serve as the chairman of the Audit Committee of the Board. The Audit Committee is currently comprised of Sondra L. Barbour, Lisa S. Disbrow, Paul N. Saleh and Michael E. Ventling (Chair).

Mr. Ventling is the former Global Chief Financial Officer of Ernst & Young LLP (EY), serving from July 2010 through December 2014. He was previously Managing Partner of the North Central Area of EY beginning in July 2006. Mr. Ventling also previously served as EY's Global Vice Chair for Quality and Risk Management Implementation. He previously served as Member of EY's Global Management Committee, Global Practice Council, and both its U.S. and Americas Area Executive Boards. Additionally, Mr. Ventling served as an independent director of CSRA Inc. from November 2015 to April 2018.

Consistent with the 2018 Non-Employee Director Incentive Plan and the compensation policies currently applicable to our non-employee directors previously disclosed by the Company, Mr. Ventling is entitled to receive a pro rata annual equity award and cash compensation.

A copy of the press release issued on October 9, 2018 announcing the appointment of Mr. Ventling is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated October 9, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PERSPECTA INC.

Dated:	October 9, 2018	By:	/s/ James L. Gallagher
		Name:	James L. Gallagher
		Title:	General Counsel and Secretary